UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

ITEM 5.02 DEPARTING DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS TO CERTAIN OFFICERS

(b)    On November 5, 2025, the Board of Directors accepted the resignation, effective November 10, 2025, of Annemarie Bell, Chief Human Resources Officer for the Company and a named executive officer, from her position as an executive officer of the Corporation. Ms. Bell will be transitioning into a role focusing on executive coaching and leadership development, addressing a significant organizational need at the Company. This change will support Ms. Bell in focusing on her well-being as she navigates a significant health challenge, while remaining engaged in contributing meaningfully to the Company.
On November 5, 2025, the Board of Directors also appointed, effective November 10, 2025, Michelle Newbury to the role of Chief Human Resources Officer to fill the vacancy created by Ms. Bell’s transition. Ms. Newbury, age 46, will oversee the Company’s global human resources strategy, including talent management, organizational development, compensation and benefits, diversity and inclusion, and employee engagement initiatives. Ms. Newbury has more than 20 years of human resources leadership experience, with a strong track record of driving cultural transformation, leadership development, and operational excellence. Prior to joining the Company, she served as Vice President of Human Resources at Cornerstone Building Bands, Vice President of Human Resources at Kymera International, and Senior Director of Human Resources at Pentair, where she was responsible for insightful global leadership in both the private and public sectors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic

Ademir Sarcevic
Chief Financial Officer

Date: November 10, 2025

Signing on behalf of the registrant and as principal financial officer